SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           Form 8-K

                        CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                          ACT OF 1934

  Date of Report (Date of earliest event reported) January 5,2006



                KENNETH COLE PRODUCTIONS, INC.
     (Exact name of registrant as specified in its charter)

                Commission File Number 1-13082


                 New York                   13-3131650
(State or other jurisdiction of              I.R.S. Employer
incorporation or organization)               Identification Number)

               603 West 50th Street, New York, NY 10019
               (Address of principal executive offices)

 Registrant's telephone number, including area code (212) 265-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 5, 2006, Kenneth Cole Productions, Inc. (the "Company") announced that Richard S. Olicker joined the
Company as the President of the Wholesale Division and Executive Vice President of the Company. Mr. Olicker and the Company entered into a letter agreement (the "Letter Agreement") relating to his employment with the Company.

The Letter Agreement provides that Mr. Olicker will receive the following benefits, among others:
bi-weekly base salary of $19,230.77, eligibility to receive an award up to 50% of the actual base salary paid for the prior fiscal year (with an opportunity for an overachievement component of up to an additional 50% based on corporate earnings as defined by the compensation committee), health benefits and other post-retirement benefits, and an initial
grant  of  20,000 restricted shares vesting over 4 years.   In
addition, the Letter Agreement entitles Mr. Olicker to severance benefits, including continuation of salary, upon termination from the Company.

Mr. Olicker's Letter Agreement with the Company and the Company's press release are attached hereto as Exhibits 10.1 and 99.1, respectively.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

       	  10.1 Letter Agreement between Kenneth Cole
               Productions, Inc. and Richard S. Olicker
          99.1 Press Release dated January 5, 2006


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


                              Kenneth Cole Productions, Inc.
                              Registrant


Dated: January 10, 2006       By:    /s/ DAVID P.EDELMAN
                              Name:  David P. Edelman
                              Title: Chief Financial Officer

Exhibit Index

Exhibit No.                Description

10.1   Letter Agreement between Kenneth Cole Productions, Inc.
       and Richard S. Olicker
99.1   Press Release date January 5, 2006


						Exhibit 99.1


Company Contact:                      Investor Relations Contact:
Meredith Paley                        James R.Palczynski
V.P. Corporate Communications         Principal
Kenneth Cole Productions, Inc.        Integrated Corporate Relations, Inc.
(212) 830-7405                        (203) 682-8229

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KENNETH COLE PRODUCTIONS, INC. NAMES TWO SENIOR EXECUTIVES:

  RICHARD S. OLICKER AS PRESIDENT OF WHOLESALE DIVISION AND
         EXECUTIVE VICE PRESIDENT OF THE CORPORATION

 HENRIK MADSEN AS SENIOR VICE PRESIDENT AND GENERAL MANAGER
                 OF INTERNATIONAL OPERATIONS


NEW  YORK,  January  5, 2006-Kenneth Cole Productions,  Inc.
(NYSE:KCP) announced today that it has appointed two new senior executives.

Mr. Richard S. Olicker will be joining the Company as the President of the Wholesale Division and Executive Vice President of the Corporation and Henrik Madsen will assume the role of Senior Vice President and General Manager of International Operations.

Mr. Olicker joins the company from Steven Madden, Ltd. where he recently held the position of President since 2001 and was responsible for seven independently operating wholesale footwear divisions, including Steve Madden, Stevies, l.e.i., and Candie's. He also oversaw the operation of the retail, licensing, Internet and international divisions. Prior, Mr. Olicker co-founded Aerogroup International, Inc (Aerosoles), the footwear import and marketing firm and previously also served as General Counsel and Licensing Business Director at El Greco Inc. - Candie's. He replaces Susan Hudson who held the position of Senior Vice President of Wholesale.

Mr. Madsen brings with him over 14 years of experience in the international fashion industry. Mr. Madsen is leaving the position of CEO and President at Kasper Europe Ltd, a subsidiary of Jones Apparel Group. He oversaw the operation of all women's apparel and accessories divisions including wholesale, retail and licensing. Mr. Madsen also spent a number of years at French Connection Group Ltd. where he was the Development Director of International. He was responsible for all business development and operations outside of the U.K. which included the launching of new businesses in South-East Asia, China, Japan, Italy and Spain to name a few. Previously, Henrik was the Brand Director for MIU MIU, I.P.I. Spa Italia. He replaces Ellen Rodriguez who previously held the position of Senior Vice President of International and Business Development.

Kenneth Cole, Chairman and CEO of Kenneth Cole Productions, said "As the company moves forward, we are very excited to have two strategic and experienced professionals as part of our Senior Management team. Both executives are joining at an exciting time as the business continues to grow and reposition its brands."

About Kenneth Cole Productions:
Kenneth Cole Productions, Inc. designs, sources, and markets a broad range of footwear, handbags, and accessories under the brand names "Kenneth Cole New York," "Kenneth Cole Reaction," "Unlisted," and "Tribeca," as well as footwear under the licensed trademark "Bongo." Spring 2006 will mark the launch of Kenneth Cole Reaction Sportswear for men and women. The Company has also granted a wide variety of third-party licenses for the production of men's, women's and children's apparel as well as fragrances, timepieces, eyewear, and several other accessory categories. The company's products are distributed through department stores, better specialty stores, and company-owned retail stores as well as direct-to-consumer catalogs and e-commerce. Further information can be found at www.kennethcole.com.

                                               Exhibit 10.1

January 3, 2006

Dear Richard,

      This proposed letter agreement is our offer to employ you at Kenneth Cole Productions, Inc. (the "Company").
General terms of employment are as stated in the Company's current Employee Handbook.

          1. Effective January 9, 2006, the Company will employ you and you agree to serve as President, Wholesale Division and Executive Vice President of the Company. You agree to devote your full time and best efforts to the satisfactory performance of such services and duties, as the position requires. You will report to a senior executive with the title of President of the Company or higher.

                 You  represent  to  the  Company  that  the
          execution and performance by you of this letter agreement and your employment hereunder will not breach or constitute a default under any other agreement to which you are a party or by which you are bound. Your employment is subject to and governed by the terms of the Company Employee Handbook, except to the extent that this letter agreement conflicts with and thus supersedes the terms of the Handbook.

          2.   Your compensation shall be as follows:

          Bi-weekly base salary is $19,230.77 subject to good faith review for possible increase annually.

          Salary will be subject to withholding of all taxes payable with respect thereto and deductions for insurance contributions, etc.

          3. Effective upon your commencement date, you will be eligible to participate in our discretionary management bonus plan, which provides for annual awards based upon both the Company's financial condition and performance and your own performance. Each fiscal year, you will be eligible to receive an award up to 50% of the actual base salary paid to you for the prior fiscal year (with an opportunity for an overachievement component of up to an additional 50% based on corporate earnings as defined by the compensation committee), such bonus paid in the first quarter of the following fiscal year at such time as other similarly situated executives receive their bonuses.

               Payment for earned bonuses is contingent upon remaining in the employ of the Company through the end of the fiscal year for which the bonus is based.

          4. While you are employed by the Company, and subject, of course, to the Company's right to amend, modify or terminate any benefit plan or program, you shall be entitled to earn the following benefits/perquisites:

          a. Group Health Benefits - participation in the Company's Health Insurance Plan immediately upon continuous full term service. This is a contributory plan that currently provides medical and dental coverage. The parties agree that the Company may modify these plans at its sole discretion.

          b.   SERP - participation in the Company's Supplemental
               Employee Retirement Plan commencing on the first anniversary of your employment and otherwise in keeping with the terms of the Plan and the Plan documents.

          c.   Profit Sharing Thrift (401K) Plan - participation in
               the Company Employee Profit Sharing Thrift (401(k)) Plan on the first day of the quarter following six (6) months of service. The 401(k) plan is a pre-tax savings plan that would allow you to save a certain percentage of your salary
               on a pre-tax basis for your retirement.   The Company shall
               match 25% of the amount you contribute to the plan up to a
               maximum of 6% of your contribution.   Subject to IRS
               guidelines, you may contribute a maximum of 15% of your gross salary into the plan on an annual basis.

          d. Group Life and Accidental Insurance - coverage under the Company's Basic Life and Accidental Death and
               Dismemberment Insurance policy on the first day of the month following after two (2) months of continuous full time service.

          e. Business Travel Accident Insurance - coverage under the Company's Business Travel Accident Insurance Policy.

          f. Business Expense - reimbursement for travel, entertainment and other business expenses incurred by you in connection with the Company's business, all in accordance with the Company's policies and practices.

          g. Vacation - three weeks per annum, taken in accordance with current Company policy.

          h. Paid Sick Leave - in accordance with current Company policy.

          i.   Auto Allowance - $1,000 per month.

          5. You will be eligible to participate in the Company's restricted stock plan with an initial grant of 20,000 shares vesting over 4 years, subject to all of the terms and conditions set forth in the plan documents. Thereafter, you will be eligible for annual grants of stock options and/or restricted stock as and when other similarly situated executives receive their grants, subject to all of the terms and conditions set forth in the plan documents of the relevant plans, and the annual grants you receive will be no less than similarly situated executives.


          In the event of a Change in Control of the Company, your unvested shares shall vest immediately. For purposes of this Paragraph 5, the following circumstances shall constitute a "Change in Control": the acquisition by any individual, entity or group (within the meaning of
          Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership
          (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock or (ii) the combined vot ing power of the then outstanding voting securi ties of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in
          Control: (i) any acquisition by the Company or any "affiliate" of the Company, within the meaning of 17 C.F.R. Sec 230.405 (an "Affiliate"), or(ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company; consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company; or approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.


          6. If you decide to terminate your employment with the Company, you agree:

          a.   to provide the Company with 90 days
               prior written notice;

          b.   to  make  no public  announcement
               concerning  your  departure  prior  to   your
               termination date without the consent of the Company;

         c.    to continue to perform faithfully
               the duties assigned to you on the date of such notice (or such other duties as the Company may assign to you) from the date of such notice until your termination date.

                 You  acknowledge  that  the  notice  period
          provided for hereunder is for the exclusive benefit of the Company, and does not confer any employment obligation on the Company. The Company may elect, in its sole discretion and for any reason, to terminate your employment, either immediately or at any point during the 90-day period you have indicated. Upon such termination you shall be entitled only to the payment of the base salary earned and unpaid through such date and any business expenses otherwise due you, and all insurance, benefits and other arrangements provided by the Company shall cease immediately upon termination of your employment (except as otherwise required by law).

          7. In the event your employment with the Company is terminated by the Company for a reason other than cause, as herein defined, the Company agrees to provide, and you agree to accept, as the sole and exclusive remedy for the termination of your employment without cause, the following severance benefits and arrangements:

         a.    Continuing bi-weekly payments  of
               your  base salary, at the rate applicable  as
               of   the   notice  of  your  termination   of
               employment,  for  a  period  of  twelve  (12)
               months.

        b.     Your  group  medical  and  life
               insurance, as described in Paragraph 4(a) and
               (b), will be continued until the termination of your severance payments under (a) or until you become eligible for coverage as the result of your accepting a position with a new employer, whichever shall first occur.

                In  the event you accept employment or self-
          employment not inconsistent with Paragraph 9 below, commencing six months after the termination of your employment with the Company the bi-weekly payments made pursuant to (a) above shall be subject to a deduction for the salary or other compensation that you earn in employment or self-employment during the month in question. At any time upon ninety (90) days prior written notice to the Company, you may agree to terminate your rights under this Paragraph 7 and at the time of such termination, your obligations under Paragraph 9 shall also terminate.

               It is understood and agreed that no change in your title, position, reporting relationship or responsibilities shall be deemed a termination of employment within the meaning of this Paragraph, provided your base salary, bonus and perquisites are maintained and provided further that your title and responsibilities will not be materially reduced and will continue to be primarily executive in nature. It is further understood and agreed that in the event you receive benefits under this Paragraph, you shall not be entitled to receive any other compensation or benefits under this letter agreement as a result of the termination of your employment hereunder and, as a condition to receiving that severance compensation, you hereby agree to execute a Separation Agreement and General Release acceptable to the Company and to make no other claim against the Company or its officers and/or directors by reason of this letter agreement.

          8. Upon any termination of employment, you agree to refrain from soliciting any employee of the Company to terminate his/her employment or from hiring any employee of the Company for a period of 24 months thereafter and to refrain from using any confidential or proprietary information obtained through your employment with the Company. In the event a subsequent employer hires an employee of the Company and you can demonstrate that you were not involved in the solicitation or hiring of such employee in any manner whatsoever, whether directly or indirectly, such hiring shall not violate the restrictions of this Paragraph. You further agree to refrain from making any statements or comments of a defamatory or disparaging nature to third parties regarding the Company or its officers, directors, personnel or products. Any failure to comply with the provisions of this Paragraph shall relieve the Company of any of its obligations pursuant to this letter agreement.

          9. You agree that during your employment with the Company, and during the period you continue to receive either salary payments during any notice period in Paragraph 6, are eligible to receive severance payments pursuant to Paragraph 7, or for a six (6) month period following termination for cause (the "Non-Competitive Period"), you shall not, directly or indirectly, as owner, partner, joint venture, stockholder, employee, broker, agent, principal, trustee, corporate officer, director, licensor, or in any other capacity engage in, become financially interested in, be employed by, or render any consultation or business advice with respect to any business which is competitive with products or services of the Company, in any geographic area where, at the time of the termination of your employment hereunder, the business of the Company or its affiliates was being conducted or was proposed to be conducted; provided, however, that you may own any securities of any corporation which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such corporation. In addition, you shall not, directly or indirectly, during the Non-Competitive Period, request or cause any suppliers or customers with whom the Company or its affiliates has a business relationship to cancel or terminate any such business relationship with the Company or its affiliates.

                If any portion of the restrictions set forth
          in this Paragraph should, for any reason, whatsoever, be declared invalid by a court of competent jurisdiction, the validity or enforceability of the remainder of such restrictions shall not thereby be adversely affected.

                You  acknowledge that the  Company  and  its
          affiliates conduct business throughout North, Central and South America, Asia, and Europe, that its sales and marketing prospects are for continued expansion, and that, therefore, the territorial and time limitations set forth in this Paragraph are reasonable and properly required for the adequate protection of the business of the Company and its affiliates. In the event any such territorial or time limitation is deemed to be unreasonable by a court of competent jurisdiction, you agree to the reduction of the territorial or time limitation to the area or period which such court shall deem reasonable.

               The existence of any claim or cause of action by you against the Company shall not constitute a defense to the enforcement by the Company or its affiliates of the foregoing restrictive covenants, but such claim or cause of action shall be determined separately.

          10. If you are terminated for "cause" by the Company, you will not be eligible for any benefits under this letter agreement except COBRA or as required by other law. "Termination for cause" shall be deemed to occur if the Company terminates you for willful misconduct injurious to the Company's interests, willful breach of duty in the course of your employment (after notice and reasonable opportunity to cure, if reasonable under the circumstances), incapacity to perform your duty (for a period of 180 days) or if you are convicted for the commission of a felony.

          11. Should any disagreement, claim or controversy arise between you and the Company with respect to a termination, the same shall be settled by arbitration in New York, New York before a single arbitrator in accordance with the then-current national rules for resolution of employment disputes of the American Arbitration Association, and the award of the arbitrator with respect to a termination pursuant to this letter agreement shall be enforceable in any court of competent jurisdiction and shall be binding upon the parties hereto, except that the Company may seek equitable relief with respect to any breaches of Paragraphs 6 through 9 of this letter agreement.

          12. The invalidity or unenforceability of any particular provision or provisions of this letter agreement shall not affect the other provisions hereof and this letter agreement shall be construed in all respects as if such invalid or unenforceable provisions had been omitted.

         13. This letter agreement constitutes the full and complete understanding and agreement of the parties, supersedes all prior representations, understandings and agreements as to your employment by the Company and cannot be amended, changed, modified in any respect, without the written consent of the parties, except that the Company reserves the right in its sole discretion to make changes at any time to the other documents referenced in this letter agreement.

          14. This letter agreement shall be binding upon and shall inure to the benefit of successors and assigns of the Company.

          15. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its provisions as to choice of laws, except insofar as the federal Arbitration Act applies.

          16. You may not assign your rights or duties under this letter agreement without the prior written consent of the Company, but the Company may assign this letter agreement without prior notice to or consent from you.

     This offer of employment is contingent upon your review and execution of all of our standard new-hire paperwork, including, but not necessarily limited to:

  -  The Company Job Application
  -  IRS Form W-4 (for tax withholding purposes)
  -  Form I-9 (concerning legal eligibility for employment)
  - Acknowledgment of receipt of Employee Handbook and Arbitration Agreement
  -  Employee Code of Conduct

      We are enclosing a copy of the requisite new-hire paperwork with this letter agreement. In any event, you should familiarize yourself with it before you sign this letter agreement or otherwise accept employment with us.

      If the foregoing is agreeable to you, please sign both
copies  of this letter agreement and return them to  me.   A
fully executed original will be returned to you.

Very truly yours,

KENNETH COLE PRODUCTIONS, INC.

/s/ Paul Blum
Paul Blum
President, Kenneth Cole Productions, Inc.


/s/Richard Olicker
Richard Olicker

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